UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 15, 2013

PACIFIC SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Nevada		41-2190974
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

123 West Nye Lane, Suite 129 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

(714) 418-7787

(Registrant's telephone number, including area code)

123 West Nye Lane, Suite 129, Carson City, NV, 89706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act.

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 15, 2013, John G. Simmonds was appointed as a member of our board of directors.  John Simmonds has over 30 years’ experience as a senior public company executive. He began his career over 40 years ago with his family business, A.C. Simmonds & Sons and later co-founded largest CDN golf course operator. He has a track record of building teams and growing companies with a strong focus on operations.

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated March 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2013

PACIFIC SOFTWARE,INC.

By:	/s/ Bruce Thomsen
Name:	Bruce Thomsen
Title:	President, Secretary, Director